Trade and other receivables	12 Months Ended
Dec. 31, 2019
Trade and other receivables [abstract]
Disclosure of trade and other receivables [text block]

15 Trade and other receivables

	At 31 December
(in USD million)	2019	2018

Trade receivables from contracts with customers	5,624	6,267
Other current receivables	1,189	1,800
Joint venture receivables	429	390
Receivables from equity accounted associated companies and other related parties	132	31

Total financial trade and other receivables	7,374	8,488
Non-financial trade and other receivables	859	510

Trade and other receivables	8,233	8,998

Trade receivables from contracts with customers are shown net of an immaterial provision for expected losses.

For more information about the credit quality of Equinor's counterparties, see note 5 Financial risk and capital management. For currency sensitivities, see note 26 Financial instruments: fair value measurement and sensitivity analysis of market risk.